UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported): January 24, 2022

ARGAN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31756	13-1947195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Church Street, Suite 201, Rockville, MD	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 315-0027

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of Each Class:	Trading Symbol(s):	Name of Each Exchange on Which Registered:
Common Stock, $0.15 Par Value	AGX	New York Stock Exchange

Item 8.01. Other Events

Share Repurchase Plan

On January 24, 2022, Argan, Inc. (“Argan” or the “Company”) announced that its Board of Directors approved an increase in the Company’s existing share repurchase program, from $25 million to $50 million, to acquire shares of the Company's Common Stock. The Company has repurchased shares at a cost of approximately $18 million under the authorization to-date.

Development Investment Impairment

In 2018, the Company was deemed to be the primary beneficiary of a variable interest entity (“VIE”) that is performing project development activities related to the planned construction of a new natural gas-fired power plant, and has since included the activities of the VIE in its consolidated financial statements. The Company has provided engineering and financial support to the project totaling $7.5 million, including development costs incurred by the project VIE. Recovery of the Company’s investment has been predicated on the successful completion of all project development efforts, of which the most significant current hurdle has been establishment of a fuel-supply source for the plant. The Company has determined that it will not provide additional financial support to develop the project. Lack of progress on fuel supply issues has significantly diminished the likelihood of the project to achieve its remaining development milestones including the arrangement of financing for the project. Accordingly, the Company will record a pre-tax impairment loss related to the investment in an amount estimated to range between $6.5 million to $8.3 million in January 2022, of which approximately $2.0 million is attributable to its consolidated VIE.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

99.1	Press Release issued by Argan on January 24, 2022
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGAN, INC.

Date: January 24, 2022	By:	/s/ David H. Watson
David H. Watson
Senior Vice President, Chief Financial Officer, Treasurer and Secretary